                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1994 94-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                             CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 12/15/94

                                             Total $        Per $1,000
                                              Amount         Original
                                         --------------    ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                        5,211,031.33

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest              591,253.51      4.73002808
          b. Class A-2 Interest              336,875.00      6.12500000
          c. Class A-3 Interest              288,750.00      6.41666667
          d. Class A-4 Interest              329,166.67      6.58333340
          e. Class A-5 Interest              485,065.83      6.91666662

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                              .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                              .00             .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                            2,183,441.82             N/A
         a. Scheduled Principal              963,885.28             N/A
         b. Principal Prepayments          1,103,793.63             N/A
         c. Liquidated Contracts             115,762.91             N/A
         d. Repurchases                             .00             N/A

    (6)  Pool Scheduled Principal
           Balance                       370,606,329.19    955.69037880
   (6a)  Pool Factor                          .95569038

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                       .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)       88.56%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                              CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                              TRUST ACCOUNT #3331928-0
                              REMITTANCE DATE: 12/15/94

                                             Total $        Per $1,000
                                              Amount         Original
                                         --------------    ------------
    (9)  Class A Percentage for the following
         Remittance Date                         88.49%

   (10)  Class A Principal Distribution:
         a. Class A-1                      2,183,441.82     17.46753456
         b. Class A-2                               .00             .00
         c. Class A-3                               .00             .00
         d. Class A-4                               .00             .00
         e. Class A-5                               .00             .00

   (11)  Class A-1 Principal Balance     107,817,221.07    862.53768856
  (11a)  Class A-1 Pool Factor                .86253769

   (12)  Class A-2 Principal Balance      55,000,000.00    1000.0000000
  (12a)  Class A-2 Pool Factor               1.00000000

   (13)  Class A-3 Principal Balance      45,000,000.00    1000.0000000
  (13a)  Class A-3 Pool Factor               1.00000000

   (14)  Class A-4 Principal Balance      50,000,000.00    1000.0000000
  (14a)  Class A-4 Pool Factor               1.00000000

   (15)  Class A-5 Principal Balance      70,130,000.00    1000.0000000
  (15a)  Class A-5 Pool Factor               1.00000000

   (16)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                       .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (17)  31-59 days                        2,684,730.36             108

   (18)  60 days or more                   1,262,555.33              44

   (19)  Current Month Repossessions         241,609.72              12

   (20)  Repossession Inventory              943,392.99              37

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 3

                             CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 12/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                          .34%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                               .27%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                          .72%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                               .59%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from June 1, 1999 to
          May 31, 2000, 9% from June 1, 2000 to
          May 31, 2001 and 10% thereafter)                         .03%

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                84,322.90

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.75%)                                    .10%

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance Date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,755,782.36                                       11.44%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                                   CUSIP#'S 393505CG5, CH3
                                   REMITTANCE DATE: 12/15/94


                                                Total $        Per $1,000
                                                 Amount         Original
                                             -------------     ----------
CLASS B1 CERTIFICATES
- ---------------------
 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                            996,478.50

 (2)  Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                   8.25%

 (3)  Aggregate Class B1 Interest               119,968.75     6.87500000

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                            .00            .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                               .00            .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date         .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)            .00

(7a)  Class B Percentage for the following
      Remittance Date                                  .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(9a)  Class B1 Principal Shortfall                     .00

(9b)  Unpaid Class B1 Principal Shortfall              .00

(10)  Class B Principal Balance              42,659,118.12

(11)  Class B1 Principal Balance             17,450,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                                   CUSIP#'S 393505CG5, CH3
                                   REMITTANCE DATE: 12/15/94

Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                876,509.75

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                       8.55%

(14)  Aggregate Class B2 Interest               179,614.97     7.12500013

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                               .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date         .00

(18)  Class B2 Principal Liquidation Loss Amount       .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)        .00

(20)  Guarantee Fee                                    .00

(21)  Class B2 Principal Balance             25,209,118.12

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                          155,329.07

(23)  Class C Residual Payment                  541,565.71

(24)  Repossessed Contracts                     241,609.72

(25)  Repossessed Contracts Remaining in
       Inventory                                943,392.99

(26)  Weighted Average Contract Rate              10.28196

                                      GTFC
                                      94-2
                                 November, 1994
                              Defaulted Contracts

                                                       Estimated
                                         Repurchase     Loss at
Account #         Principal   Interest     Amount      Sale Date
- ---------        ----------   --------   -----------   ---------

18308670          29,998.00     196.73     30,194.73    11,220.28
21314980          10,866.52      71.26     10,937.78     2,556.75
35311334          23,869.46     156.54     24,026.00     5,945.43
50316656          14,914.55      97.81     15,012.36     7,725.73
76312081          11,935.57      78.27     12,013.84     3,486.20
76312216           9,776.85      64.11      9,840.96     4,873.80
93310669          14,401.96      94.45     14,496.41     4,971.46
                -----------    -------   -----------   ----------

                $115,762.91    $759.17   $116,522.08   $40,759.65
                ===========    =======   ===========   ==========